UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2011

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: (888) 393-8248

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2011 (the “Initial Form 8-K”), on August 1, 2011, Sabra Health Care REIT, Inc. (“Sabra”), through an indirect wholly owned subsidiary, completed the acquisition of four skilled nursing facilities from Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC (collectively, the “Sellers”). The four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (collectively, the “Cadia Portfolio”)—are located in Delaware, range in age from two to 15 years and have a combined total of 500 beds. As reported in the Initial Form 8-K, in connection with the acquisition, Sabra, through an indirect wholly owned subsidiary, entered into a 15-year triple-net master lease agreement with the Sellers.

The Company hereby amends the Initial Form 8-K to provide required financial information related to the acquisition of the Cadia Portfolio.

Item 9.01	Financial Statements and Exhibits

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary
Dated: September 20, 2011

3

TENANT SUMMARY FINANCIAL INFORMATION
(in thousands)
(unaudited)
In connection with the acquisition of four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (the “Cadia Portfolio”) from Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC, each of which operates one of the facilities included in the Cadia Portfolio (collectively, the “Sellers”), Sabra Health Care REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, entered into a 15-year triple-net master lease agreement (the “Lease”) with the Sellers (collectively, the “Tenants”). None of the Tenants are affiliated with the Company or any of its subsidiaries. The Company believes that the financial condition and results of operations of the Tenants are more relevant to the Company’s investors than the financial statements of the Cadia Portfolio and enable investors to evaluate the credit-worthiness of the Tenants in their capacity as the tenants under the Lease with the Company. As a result, the Company has presented below unaudited summary financial information of the Tenants that currently operate the facilities included in the Cadia Portfolio in lieu of financial statements of the acquired property pursuant to Rule 3-14 of Regulation S-X. The summary financial information presented below has been provided by the Tenants and has not been independently verified by the Company. The Company has no reason to believe that such information is inaccurate in any material respect.

	For the Six Months Ended June 30, 2011
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
Income Statements
Revenues	$6,924	$6,602	$9,954	$7,253	$30,733
Operating expenses	5,676	5,734	8,182	6,052	25,644
Net income	999	648	1,152	564	3,363

	For the Year Ended December 31, 2010
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
Income Statements
Revenues	$13,146	$12,760	$18,356	$14,414	$58,676
Operating expenses	10,801	11,335	16,018	11,906	50,060
Net income	1,570	977	786	1,351	4,684

	As of June 30, 2011
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
Balance Sheets
Cash and cash equivalents	$1,656	$2,649	$1,537	$1,468	$7,310
Total current assets	2,355	2,997	3,105	2,330	10,787
Total current liabilities	836	1,041	1,821	1,823	5,521
Total debt	9,919	5,995	13,720	12,849	42,483

	As of December 31, 2010
	Broadmeadow Investment LLC	Capitol Nursing & Rehabilitation Center, L.L.C	Pike Creek Healthcare Services LLC	Peninsula Healthcare Services, LLC	Combined Tenants
Balance Sheets
Cash and cash equivalents	$1,577	$1,529	$1,653	$1,321	$6,080
Total current assets	2,731	2,240	3,466	2,786	11,223
Total current liabilities	1,122	893	2,166	1,724	5,905
Total debt	9,999	6,064	13,887	13,010	42,960

SABRA HEALTH CARE REIT, INC
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
The unaudited pro forma consolidated financial statements presented below have been prepared based on certain pro forma adjustments to the historical consolidated financial statements of Sabra Health Care REIT, Inc. (“Sabra” or the “Company”) in connection with the following transactions:

•
the acquisition of Texas Regional Medical Center, a 70-bed acute care hospital located outside of Dallas, Texas (“Texas Regional Medical Center”), on May 3, 2011 by an indirect wholly owned subsidiary of the Company as reported by the Company in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2011;

•
the acquisition of Oak Brook Health Care Center, a 120-bed skilled nursing facility in Whitehouse, Texas (“Oak Brook Health Care Center”), on June 30, 2011 by an indirect wholly owned subsidiary of the Company as reported by the Company in a Form 8-K filed with the SEC on July 11, 2011;

•
the acquisition by the Company of four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (the “Cadia Portfolio”)—on August 1, 2011 by an indirect wholly owned subsidiary of the Company as reported in a Form 8-K filed with the SEC on August 5, 2011;

•	the offering of 11.7 million newly issued shares of the Company's common stock on August 1, 2011 pursuant to a registration statement filed with the SEC; and

•	the other transactions described in the accompanying pro forma consolidated financial statements.

The unaudited pro forma consolidated balance sheet gives effect to the acquisition of the Cadia Portfolio and the equity offering as if they had occurred on June 30, 2011. The unaudited pro forma consolidated income statements give effect to the acquisitions of Texas Regional Medical Center, Oak Brook Health Care Center, the Cadia Portfolio, the Hillside Terrace Mortgage Note acquired by the Company on March 25, 2011 and the equity offering as if they had occurred on January 1, 2010. In addition to these transactions, the unaudited pro forma consolidated income statement for the year ended December 31, 2010 gives effect to the Company’s separation from Sun Healthcare Group, Inc. on November 15, 2010 and the issuance of the 8.125% senior notes due 2018 as if they had occurred on January 1, 2010. The historical financial information presented herein was derived from the Company’s consolidated financial statements that are included in its Annual Report on Form 10-K for the period ended December 31, 2010 and its Quarterly Report on Form 10-Q as of and for the period ended June 30, 2011.
The allocation of the purchase price for the acquisition transactions identified above is reflected in these unaudited pro forma consolidated financial statements based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. A final determination of the fair values of assets acquired and liabilities assumed will be based on the actual valuation of the tangible and intangible assets and liabilities of each of Texas Regional Medical Center, Oak Brook Health Care Center and the Cadia Portfolio. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly from those used in the pro forma consolidated financial statements presented below and could result in a material change in depreciation or amortization of tangible and intangible assets and liabilities.
The historical financial information has been adjusted to give effect to events that are directly attributable to the transactions identified above that can be factually supported and, in the case of the unaudited pro forma consolidated income statement, that are expected to have a continuing impact. The unaudited pro forma consolidated financial statements are provided for informational purposes only. The unaudited pro forma consolidated financial statements do not purport to be and should not be assumed to be an indication of the results that would have been achieved had the transactions been completed as of the dates indicated or that may be achieved in the future. The completion of the valuation, the allocation of the purchase price, the impact of ongoing integration activities, and other changes in the tangible and intangible assets and liabilities of each of Texas Regional Medical Center, Oak Brook Health Care Center and the Cadia Portfolio could cause material differences in the information presented.

SABRA HEALTH CARE REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2011
(dollars in thousands, except per share amounts)

	Sabra Health Care REIT Historical (a)
		Adjustments
		Equity Offering (b)	Cadia Portfolio (c)	Pro Forma Total
Assets
Real estate investments, net	$542,590	$—	$95,580	$638,170
Cash and cash equivalents	3,454	162,912	(99,968)	66,398
Restricted cash	5,524	—	—	5,524
Deferred tax assets	26,300	—	—	26,300
Prepaid expenses, deferred financing costs and other assets	17,934	—	1,920	19,854

Total assets	$595,802	$162,912	$(2,468)	$756,246

Liabilities and stockholders' equity
Mortgage notes payable	$159,935	$—	$—	$159,935
Senior unsecured notes payable	225,000	—	—	225,000
Accounts payable and accrued liabilities	8,725	—	—	8,725
Tax liability	26,300	—	—	26,300

Total liabilities	419,960	—	—	419,960

Stockholders' equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2011	—	—	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 25,138,248 shares issued and outstanding, 36,868,248 pro forma shares issued and outstanding	251	117	—	368
Additional paid-in capital	180,300	162,795	—	343,095
Cumulative distributions in excess of net income	(4,709)	—	(2,468)	(7,177)

Total stockholders' equity	175,842	162,912	(2,468)	336,286

Total liabilities and stockholders' equity	$595,802	$162,912	$(2,468)	$756,246

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

SABRA HEALTH CARE REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
For the Six Months Ended June 30, 2011
(dollars in thousands, except per share amounts)

		Sabra Health Care REIT Historical (a)
			Adjustments
			Texas Regional Medical Center (d)		Equity Offering (b)		Cadia Portfolio (c)		Other Transactions (e)		Pro Forma Total
Revenues:
Rental income		$36,190	$2,234	(f)	$—		$5,289	(f)	$640	(f)	$44,353
Interest income		217	—		—		—		151	(g)	368
Total revenues		36,407	2,234		—		5,289		791		44,721

Expenses:
Depreciation and amortization		12,377	676	(h)	—		1,238	(h)	138	(h)	14,429
Interest		15,103	—		—		—		—		15,103
General and administrative		5,592	(112)	(i)	—		(7)	(i)	(77)	(i)	5,396
Total expenses		33,072	564		—		1,231		61		34,928
Net income		$3,335	$1,670		$—		$4,058		$730		$9,793

Net income per common share, basic	(j)	$0.13									$0.27

Net income per common share, diluted	(j)	$0.13									$0.27

Weighted-average number of common shares outstanding, basic		25,140,781			11,730,000	(k)					36,870,781

Weighted-average number of common shares outstanding, diluted		25,210,575			11,730,000	(k)					36,940,575

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

SABRA HEALTH CARE REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
For the Year Ended December 31, 2010
(dollars in thousands, except per share amounts)

		Sabra Health Care REIT Historical (a)
			Adjustments
			Separation and Senior Note Issuance		Texas Regional Medical Center (d)		Equity Offering (b)		Cadia Portfolio (c)		Other Transactions (e)		Pro Forma Total
Revenues:
Rental income		$8,781	$61,464	(l)	$6,593	(f)	$—		$10,578	(f)	$1,286	(f)	$88,702
Interest income		14	—		—		—		—		651	(g)	665
Total revenues		8,795	61,464		6,593		—		10,578		1,937		89,367

Expenses:
Depreciation and amortization		3,134	20,783	(l)	1,801	(h)	—		2,476	(h)	302	(h)	28,496
Interest		3,859	26,464	(m)	—		—		—		—		30,323
General and administrative		1,553	7,875	(l)	—		—		—		—		9,428
Total expenses		8,546	55,122		1,801		—		2,476		302		68,247

Income before income taxes		249	6,342		4,792		—		8,102		1,635		21,120
Income tax expense		242	(242)	(n)	—		—		—		—		—
Net income		$7	$6,584		$4,792		$—		$8,102		$1,635		$21,120

Net income per common share, basic	(j)	$—											$0.57

Net income per common share, diluted	(j)	$—											$0.57

Weighted-average number of common shares outstanding, basic		25,110,936					11,730,000	(o)					36,840,936

Weighted-average number of common shares outstanding, diluted		25,186,988					11,730,000	(o)					36,916,988

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
You should read the unaudited pro forma consolidated financial statements in conjunction with Sabra's consolidated financial statements and the notes thereto included in Sabra's Annual Report on Form 10-K for the year ended December 31, 2010 and Sabra's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2011.

(a)
Historical financial information for the year ended December 31, 2010 is derived from Sabra's Annual Report on Form 10-K for the period ended December 31, 2010. Historical financial information as of and for the six months ended June 30, 2011 is derived from Sabra's Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2011.

(b)
Represents an issuance of 11.7 million shares of Sabra's common stock in connection with a public offering of Sabra common stock completed on August 1, 2011 and net proceeds to the Company from this offering of $162.9 million, of which $97.5 million was used to fund the Cadia Portfolio acquisition. The number of shares of Sabra's common stock issued in connection with this offering is valued as follows (in thousands, except share and per share data):

Number of shares issued	11,730,000
Price per share	$14.75
Gross proceeds	$173,018
Less: Underwriting discounts and commissions	(9,083)
Less: Expenses payable by us	(1,023)

Proceeds to us	$162,912
The total value of the assumed number of shares of common stock issued in this offering is allocated as follows (in thousands):

Par value, $0.01 per share	$117
Additional paid in-capital	162,795
$162,912

(c)
Represents the acquisition of the Cadia Portfolio, which the Company acquired on August 1, 2011. The purchase price of the Cadia Portfolio was $97.5 million and the Company funded the acquisition of the Cadia Portfolio with a portion of the proceeds from the Company's August 1, 2011 equity offering. In addition to the purchase price, the Company has incurred and expensed approximately $2.5 million of additional acquisition pursuit costs not incurred as of June 30, 2011 that are directly attributable to this transaction and are non-recurring; therefore, the anticipated impact on the results of operations was excluded from the pro forma consolidated statement of operations. Upon acquisition, the Company recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and tenant relationship intangibles) acquired based on their estimated fair values. The cost of acquired tangible assets and identifiable intangibles are recorded under Real estate investments, net and Prepaid expenses, deferred financing costs and other assets, respectively, on the accompanying unaudited pro forma consolidated balance sheet. The purchase price allocation is preliminary and subject to change. Assuming a $1.0 million change in the allocation between tangible assets and identifiable intangibles, the annual depreciation and amortization would change by approximately $37,000.

(d)
Represents the acquisition of the Texas Regional Medical Center at Sunnyvale, which the Company acquired on May 3, 2011. The purchase price of the Texas Regional Medical Center at Sunnyvale was $62.7 million and the Company funded the acquisition with available cash. The Company recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and tenant relationship intangibles) acquired based on their estimated fair values. The purchase price allocation is preliminary and subject to change. Assuming a $1.0 million change in the allocation between tangible assets and identifiable intangibles, the annual depreciation and amortization would change by approximately $10,000.

(e)
Represents the acquisitions of Oak Brook Health Care Center and the Hillside Terrace Mortgage Note. The Company acquired Oak Brook Health Care Center on June 30, 2011. The purchase price of Oak Brook Health Care Center was $11.3 million and the Company funded the acquisition with available cash.The Company recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and tenant relationship intangibles) acquired based on their estimated fair values. The purchase price allocation is preliminary and subject to change. Assuming a $1.0 million change in the allocation between tangible assets and identifiable intangibles, the annual depreciation and amortization would change by approximately $31,000. On March 25, 2011, the Company purchased, at a discount, for $5.3 million the Hillside Mortgage Terrace Note, which was in default and is secured by a combined assisted living, independent living and memory care facility located in Ann Arbor, Michigan. The monthly debt service payment for the Hillside Terrace Mortgage Note is $54,250.

(f)	Represents base rental income (not reflected in Sabra's historical income statements) for the period.

(g)	Represents interest income (not reflected in Sabra's historical income statements) for the period as a result of the Company's investment in the Hillside Terrace Mortgage Note on March 25, 2011.

(h)
Represents depreciation and amortization expense (not reflected in Sabra's historical income statements) for the period. The cost of tangible assets and identifiable intangibles is amortized over their respective estimated useful lives. The estimated useful lives are as follows:

Building	40 years
Building improvements and fixtures	10 - 15 years
Tenant origination and absorption costs	15 - 23 years
Tenant relationship intangibles	25 - 33 years

(i)
Represents adjustments to remove acquisition pursuit costs for the acquisitions of Texas Regional Medical Center at Sunnyvale, Oak Brook Health Care Center, the Cadia Portfolio and the Hillside Terrace Mortgage Note incurred during the six months ended June 30, 2011 that are assumed to have occurred on January 1, 2010.

(j)	The calculations of basic and diluted net income per common share are as follows (dollars in thousands, except per share data):

	SIX MONTHS ENDED JUNE 30, 2011		YEAR ENDED DECEMEBR 31, 2010
	SABRA HISTORICAL	SABRA PRO FORMA	SABRA HISTORICAL	SABRA PRO FORMA
Numerator
Net income	$3,335	$9,793	$7	$21,120

Denominator
Basic weighted average common shares	25,140,781	36,870,781	25,110,936	36,840,936
Dilutive stock options and restricted stock units	69,794	69,794	76,052	76,052

Diluted weighted average common shares	25,210,575	36,940,575	25,186,988	36,916,988

Basic earnings per common share	$0.13	$0.27	$—	$0.57

Diluted earnings per common share	$0.13	$0.27	$—	$0.57

(k)	Represents the issuance of 11.7 million shares of Sabra's common stock on January 1, 2010 on a weighted-average basis for the six months ended June 30, 2011.

(l)	Represents adjustments required to reflect a full year of Sabra's operations in place as of December 31, 2010.

(m)	Represents adjustment to reflect interest expense and amortization of deferred financing fees related to the issuance of the Senior Notes.

(n)	Represents adjustment to remove Sabra's income tax expense since the Company assumed it would begin operating as a REIT as of January 1, 2010.

(o)	Represents the issuance of 11.7 million shares of Sabra's common stock on January 1, 2010 on a weighted-average basis for the year ended December 31, 2010.